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                                                                   EXHIBIT 10.27


VECTRA BANK                             Vectra Banking Corporation
                                        1650 South Colorado Boulevard, #320
                                        Denver, Colorado 80222
                                        (303) 782-7440
                                        Fax (303) 759-5017


July 28, 1995

Ms. Lee Anne Lewis, President
Centennial Bank
13700 East Arapahoe Road
Englewood, Colorado 80112

Dear Lee Anne:

This letter will serve to confirm our agreement to purchase and your agreement to sell up to $1,000,000 in federal funds to Vectra Bank ABA # 1020 03154.
I will instruct our cash management personnel to contact you to make related arrangements.

Enclosed for your files is a copy of Vectra Bank's call report for the quarter ended June 30, 1995 as well as our quarterly press release of earnings.

It is a pleasure doing business with you. Please contact me if you have any questions.

Sincerely,

By /s/ Ray L. Nash
   ------------------------------------
   Ray L. Nash, Chief Financial Officer

Enclosures

CONFIRMATION:

Vectra Bank:

This is to confirm the above stated federal funds sale and purchase agreement.

By /s/ Lee Anne Lewis
   ------------------------------------
   Lee Anne Lewis, President
   Centennial Bank

Date: August 1, 1995





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